SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PROXY MATERIALS

James Alpha Global Enhanced Real Return Portfolio

a series of

THE SARATOGA ADVANTAGE TRUST

Dear Shareholder:

The enclosed proxy materials relate to a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) of The Saratoga Advantage Trust (the “Trust”) to be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on April 4, 2016 at 9:00 a.m., Pacific time. As a Shareholder, you have the opportunity to voice your opinion on matters that affect the Portfolio. This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

The enclosed proxy statement (the “Proxy Statement) requests your vote on the replacement of the Portfolio’s current investment adviser, Armored Wolf, LLC (“Armored Wolf”), with a new investment adviser, James Alpha Advisors, LLC (“JAA”).

More specifically, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and JAA (the “New Agreement”). The New Agreement will obligate JAA to provide substantially the same services as are currently provided by Armored Wolf at the same advisory fee rate. The Portfolio’s investment objective will not change as a result of the approval of the New Agreement, and the Portfolio’s current portfolio manager, John Brynjolfsson, will continue to manage the Portfolio together with his colleague, Tim Alford, as employees of JAA. Approval of the New Agreement will not alter the number of shares you own in the Portfolio.

The Board has unanimously approved the New Agreement and unanimously recommends that Shareholders vote FOR its approval.

Voting is quick and easy. Everything you need is enclosed. Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, then representatives of JAA, the Trust, or our proxy solicitor, AST Fund Solutions, LLC, may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting in person. If you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at 1-866-853-1834. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Very truly yours,

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, Chief Executive Officer and Chairman of the Board

February 25, 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposals (the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.  What are the Proposals being considered at the special meeting of shareholders?

A. At a special meeting (the “Meeting”), the shareholders (“Shareholders”) of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) of The Saratoga Advantage Trust (the “Trust”) are being asked to consider the following Proposals:

  To approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Portfolio, and James Alpha Advisors, LLC (“JAA”), the current interim investment adviser to the Portfolio. Appendix A contains the form of the New Agreement.
  To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.
  Transact such other business as may properly come before the Meeting or any adjournments thereof.

Q. Why am I being asked to vote on the New Agreement for the Portfolio?

A. Armored Wolf, LLC (“Armored Wolf”), the Portfolio’s prior investment adviser, ceased operations in December 2015. In anticipation of this event, the Board of Trustees of the Trust (the “Board”) approved JAA as a replacement investment adviser for the Portfolio on an interim basis under an interim investment advisory agreement (the “Interim Agreement”). Under applicable law, JAA may continue to serve as interim investment adviser to the Portfolio for a maximum period of 150 days from the date the Interim Agreement became effective for the Portfolio, which was December 29, 2015. The Board also approved JAA as a longer-term replacement investment adviser under the New Agreement, subject to approval by Shareholders. Shareholders are being asked to approve the New Agreement to enable JAA to serve as investment adviser to the Portfolio beyond the 150 day interim period.

Q.  How will the New Agreement affect me as a Shareholder?

A.  The Portfolio and its investment objectives will not change as a result of the New Agreement, and you will still own the same shares in the same Portfolio. Under the New Agreement, JAA will provide substantially the same services at the same advisory fee rate schedule as under the investment advisory agreement between the Trust, on behalf of the Portfolio, and Armored Wolf. The portfolio manager who currently provides day-to-day management of the Portfolio through Armored Wolf will continue to manage the Portfolio as an employee of JAA. Approval of the New Agreement will therefore provide for continuity of portfolio management of the Portfolio.

Q. How does the Board recommend that I vote in connection with the New Agreement?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the New Agreement described in the Proxy Statement.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Portfolio and have the right to vote on these very important Proposals concerning your investment.

Q. What will happen if Shareholders do not approve the New Agreement?

A. If the New Agreement is not approved by Shareholders, then the Board will take such action as it deems necessary and in the best interests of the Portfolio and its Shareholders, which may include further solicitation of Shareholders or liquidation of the Portfolio.

Q.  Will the fees payable under the New Agreement increase?

A.  No. The Proposal to approve the New Agreement does not seek any increase in fees.

Q.  Will my Portfolio pay for this proxy solicitation?

A.  No. The Trust will not bear the expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-866-853-1834. Shareholders of record at the close of business on February 4, 2016 are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of February 4, 2016, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC, at 1-866-853-1834. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1

DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF MEETING OF SHAREHOLDERS

To be held on April 4, 2016

James Alpha Global Enhanced Real Return Portfolio

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 4, 2016:

This proxy statement is available at www.saratogacap.com/realreturnproxy.

To the shareholders (the “Shareholders”) of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”), a series of The Saratoga Advantage Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a meeting of Shareholders of the Portfolio (the “Meeting”) will be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on April 4, 2016 at 9:00 a.m., Pacific time. At the Meeting, Shareholders will be asked to:

1.	Consider and to approve a new investment advisory agreement for the Portfolio, as described in the accompanying proxy statement (“Proxy Statement”);
2.	Approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1; and
3.	Transact such other business as may properly come before the Meeting or any adjournments thereof.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

The proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of the Portfolio at the close of business on February 4, 2016 (“Record Date”). If you attend the Meeting, you may vote your shares in person. Please contact us if you plan to attend the Meeting by calling 1-866-853-1834. Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board of Trustees of the Trust.

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, Chief Executive Officer and Chairman of the Board

February 25, 2016

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT

for

James Alpha Global Enhanced Real Return Portfolio

a series of

THE SARATOGA ADVANTAGE TRUST

Dated February 25, 2016

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 4, 2016:

This proxy statement is available at www.saratogacap.com/realreturnproxy.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) of The Saratoga Advantage Trust (the “Trust”). At the Meeting, Shareholders will be asked to vote on the following proposals (the “Proposals”), which are described more fully below:

Proposal	Who votes on the Proposal?
1. To approve a new investment advisory agreement for the Portfolio.	Shareholders of the Portfolio.
2. To approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.	Shareholders of the Portfolio.
3. Transact such other business as may properly come before the Meeting or any adjournments thereof.	Shareholders of the Portfolio.

The principal office of the Trust is located at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395. You can reach the office of the Trust by telephone by calling 1-800-807-FUND (3863). The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on April 4, 2016 at 9:00 a.m., Pacific time. Only members of the Board of Trustees of the Trust (the "Board"), officers of the Trust, James Alpha Advisors, LLC (“JAA”), the interim investment adviser to the Portfolio, and Shareholders of record on February 4, 2016 (the “Record Date”) will be admitted to the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Persons without proof of ownership and identification will not be admitted. The Board, on behalf of the Portfolio, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about February 26, 2016.

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of this Proxy Statement; its annual report and most recent semi-annual report succeeding the annual report, if any; and form of proxy to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-800-807-FUND (3863); by correspondence addressed to saratoga@saratogacap.com or The Saratoga Advantage Trust, 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395, Attention: Bruce E. Ventimiglia; or through the Trust’s website at http://www.saratogacap.com/contact-us/ . Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Two or more Shareholders of the Portfolio who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-800-807-FUND (3863) or 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395, Attention: Bruce E. Ventimiglia.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and JAA (the “New Agreement”). Appendix A contains the form of the New Agreement.

The Board is proposing the approval of the New Agreement because Armored Wolf, LLC (“Armored Wolf”), the Portfolio’s investment adviser prior to the appointment of JAA as interim investment adviser, ceased operations. The Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (the “Interim Agreement”) in reliance on Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), that allows JAA to perform advisory services for the Portfolio for a maximum of 150 days under the same terms and conditions as the investment advisory agreement between the Trust, on behalf of the Portfolio, and Armored Wolf (“Previous Agreement”). Shareholders of the Portfolio are therefore being asked to approve the New Agreement. The Proxy Statement provides additional information about JAA and Proposal 1. If Shareholders approve Proposal 1, the New Agreement will become effective immediately.

The Interim Agreement

At a meeting held on October 29, 2015, the Board, including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”) approved the Interim Agreement in reliance on Rule 15a-4 of the 1940 Act. Rule 15a-4 allows, pursuant to an interim advisory agreement, an investment adviser to perform advisory services with respect to a fund for a maximum of 150 days under the same terms and conditions as the fund’s previous advisory agreement. In approving the Interim Agreement, the Board, including a majority of the Independent Trustees, determined that (1) the scope and quality of services to be provided to the Portfolio under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Previous Agreement; (2) the compensation to be received by JAA as the interim adviser under the Interim Agreement is no greater than the compensation that would have been received under the Previous Agreement; and (3) the Interim Agreement has the same terms and conditions as the Previous Agreement except differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Agreement include:

(i) the Interim Agreement terminates upon the earlier of the 150th day following the termination of the Previous Agreement or the effectiveness of the New Agreement; and

(ii) the Board or a “1940 Act Majority” of the Portfolio’s outstanding shares may terminate the Interim Agreement at any time, without the payment of any penalty.

The Interim Agreement became effective on December 29, 2015. Under the Interim Agreement, JAA serves as the investment advisor to the Portfolio. The Portfolio and JAA do not currently anticipate any changes to the organization and structure of the Portfolio.

The New Agreement

The New Agreement is substantially identical to the Previous Agreement and the Interim Agreement. Under the New Agreement, JAA will provide substantially the same services as under the Previous Agreement at the same advisory fee rate schedule. Appendix A contains the form of the New Agreement. The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A. The key features of the New Agreement and Previous Agreement are described below.

Investment Management Services. Under the New Agreement, JAA, as investment adviser, would provide substantially the same investment management services that Armored Wolf performed under the Previous Agreement. The Previous Agreement generally provided that Armored Wolf would, either directly or by employing sub-advisers: (a) supervise investments of the Portfolio in accordance with the Portfolio’s investment objectives, policies and restrictions set forth in the Portfolio’s governing documents and subject to the limitations, policies and procedures imposed by the Board; (b) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio’s assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations; (c) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board; (d) make recommendations with respect to the hiring, termination and replacement of sub-advisers, if any; (e) vote proxies, file certain regulatory reports and take other actions on behalf of the Portfolio; (f) maintain the books and records related to Armored Wolf’s services and required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by an agent of the Portfolio; (g) furnish information on matters related to the investment of the Portfolio’s assets which the Portfolio’s administrator or distributor or officers of the Trust reasonably request; and (h) render to the Board reports with respect to the Portfolio’s investment activities as the

Board may reasonably request, including at least one in-person appearance annually before the Board. The New Agreement contains the same terms with respect to JAA.

Fees. Pursuant to the Previous Agreement, Armored Wolf was entitled to an annual fee from the Portfolio of 1.10% of the Portfolio’s average daily net assets. There will be no change in the fees applicable to the Portfolio under the New Agreement. Management fee information for the Portfolio is listed in Section 7 of the Form of New Agreement in Appendix A. For the fiscal year ended August 31, 2015, the Portfolio paid Armored Wolf a management fee of $56,096 (net of expenses waived and/or reimbursed).

The Previous Agreement provided that to the extent the Portfolio invests its assets in the James Alpha Cayman Commodity Fund I Ltd., a wholly owned and controlled subsidiary (the “Subsidiary”), Armored Wolf will not collect the portion of the advisory fee that Armored Wolf would otherwise be entitled to collect from the Portfolio, in an amount equal to 100 percent of the advisory fee that Armored Wolf receives from the Subsidiary. The New Agreement contains the same provision with respect to JAA.

The Trust and Armored Wolf had entered into a written operating expense limitation agreement (“Previous Expense Limitation Agreement”) pursuant to which Armored Wolf had agreed to waive all or a portion of its fees and/or reimburse expenses to the extent necessary to keep the operating expenses of each share class of the Portfolio (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, or extraordinary or non-routine expenses such as litigation) from exceeding a certain percentage of the average annual net assets of such share class. Amounts waived and/or reimbursed pursuant to the Previous Expense Limitation Agreement are subject to subsequent recapture by Armored Wolf within three years of the end of the fiscal year in which such fees were waived or reimbursed. Armored Wolf has not sought reimbursement for eligible fees it waived and Portfolio expenses it paid under the Previous Expense Limitation Agreement, and does not intend to seek such reimbursement. The Trust and JAA have entered into a new written operating expense limitation agreement (“New Expense Limitation Agreement”) with the same terms and expense limitations as in the Previous Expense Limitation Agreement. The New Expense Limitation Agreement will remain in effect and be contractually binding through December 31, 2016.

Allocation of Charges and Expenses. Under both the Previous Agreement and the New Agreement, Armored Wolf and JAA, respectively, are responsible for (i) providing the personnel, office space and equipment necessary for the adviser to perform its duties under the advisory agreement; and (ii) the costs of any special Board meetings or shareholder meetings convened as a direct result of a change of control of the adviser. The Portfolio is responsible for and has assumed the obligation for payment of all of its expenses other than those specifically allocated to it in the Previous Agreement and New Agreement.

Limitation on Liability. The New Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties under the agreement on the part of JAA, JAA shall not be subject to liability to the Trust, the Portfolio or any Shareholder for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any investment or security by the Portfolio. The New Agreement also provides that JAA will be liable to the Portfolio for any loss incurred by the Portfolio as a result of any investment made by JAA or any sub-adviser that is inconsistent with the investment limitations set forth in the Portfolio’s then-current prospectus or statement of additional information. The New Agreement also provides for indemnification rights of each party. The Previous Agreement contained the same terms regarding liability and indemnification with respect to Armored Wolf.

Duration. If approved by Shareholders, the New Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the Board or the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Previous Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67 percent or more of the voting securities of the Portfolio that are present at a meeting if holders of shares representing more than 50 percent of the outstanding voting securities of the Portfolio are present or represented by proxy or (ii) more than 50 percent of the outstanding voting securities of the Portfolio (a “1940 Act Majority”).

Termination. The New Agreement may be terminated at any time without the payment of any penalty by (i) the Board, or by vote of holders of a 1940 Act Majority of the Portfolio on not more than sixty days’ written notice to JAA, or (ii) by JAA upon 180 days’ written notice to the Portfolio. The New Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Previous Agreement contained substantially similar termination provisions, but did not explicitly state the sixty day written notice requirement to JAA.

Additional Information. Armored Wolf served as the Portfolio’s investment adviser under the Previous Agreement with the Trust. The Previous Agreement became effective for the Portfolio when it was approved by the initial shareholder on February 1, 2011 before the public offering and sale. The Previous Agreement was last approved for continuance for the Portfolio by the Board, including a majority of the Independent Trustees, on April 10, 2015. JAA currently serves as the Portfolio’s investment adviser under the Interim Agreement with the Trust. The Interim Agreement was initially approved for the Portfolio by the Board, including a majority of the Independent Trustees, on October 29, 2015 in reliance on Rule 15a-4 of the 1940 Act. The Interim Agreement became effective for the Portfolio on December 29, 2015 for a maximum period of 150 days. A discussion of the basis for the Board’s approval of the Previous Agreement at the April 10, 2015 Board meeting is available in the Trust’s annual report to Shareholders for the fiscal year ended August 31, 2015.

JAA will continue to provide investment advisory services if the New Agreement is approved. JAA currently does not provide investment management services to other registered funds that have investment objectives similar to those of the Portfolio.

As with the Portfolio, Armored Wolf had entered into a separate investment advisory agreement between the Subsidiary and Armored Wolf (the “Previous Subsidiary Agreement”) whereby Armored Wolf was responsible for the selection of the Subsidiary’s investments. Under the Previous Subsidiary Agreement, Armored Wolf provided the Subsidiary the same type of investment advisory services, under substantially the same terms, as provided to the Portfolio. To the extent the Portfolio invests its assets in the Subsidiary, JAA has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary.

INFORMATION ABOUT JAA AND ITS AFFILIATES

JAA

JAA is located at 515 Madison Avenue, Floor 24, New York, New York 10022. JAA began operations in 2015 following a corporate restructuring of James Alpha Management, LLC (“JAM”), an investment adviser registered with the SEC, whereby JAM moved its registered investment company advisory business to JAA. JAA is a majority owned subsidiary of James Alpha Holdings, LLC, which is owned by Denis Nayden, Kevin Greene, James S. Vitalie, and Michael J. Montague. Messrs. Nayden and Greene each own over 25 percent of James Alpha Holdings, LLC. The address of James Alpha Holdings, LLC and Messrs. Nayden and Greene is 515 Madison Avenue, Floor 24, New York, New York 10022.

JAA is registered as an investment adviser with the SEC and currently provides investment advisory and sub-advisory services to five mutual funds. As of December 31, 2015, the James Alpha advisory complex[1] had regulatory assets under management totaling approximately $648.1 million.

The principal executive officers of JAA, and their principal occupation along with their positions with the Trust, are set forth below. The address of each principal executive officer of JAA is 515 Madison Avenue, Floor 24, New York, New York 10022.

Name	Title(s) & Principal Occupation with JAA	Title(s) & Principal Occupation with the Trust
Michael J. Montague	Chief Compliance Officer, Chief Operating Officer	N/A
Denis J. Nayden	Partner	N/A
James S. Vitalie	Chief Executive Officer	Vice President
Kevin R. Greene	Managing Partner	N/A

Mr. Vitalie, an officer of the Trust, owns approximately 23.7 percent of the outstanding securities of James Alpha Holdings, LLC, of which JAA is a majority owned subsidiary.

Board Considerations in Approving the New Agreement

[1]	The James Alpha advisory complex includes JAM, JAA, and Ascent Investment Advisors. JAA is the majority owner and Managing Member of Ascent Investment Advisors.

At an in-person meeting of the Independent Trustees and the Board held on October 29, 2015, the Board, including the Independent Trustees, discussed and approved the New Agreement between JAA and the Trust, on behalf of the Portfolio, and determined to recommend that Shareholders approve the New Agreement. At the Board meeting, representatives of JAA responded to questions from the Board, and the Board, including the Independent Trustees, evaluated the terms of the New Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving the New Agreement.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board and met in executive session with independent legal counsel.

The Independent Trustees considered all factors they deemed relevant in the exercise of their reasonable business judgment, including the following:

Nature, Quality and Scope of Services

The Trustees evaluated the nature, quality and scope of services to be provided by JAA. In reviewing the nature, quality and scope of services, the Board considered that the New Agreement will be substantially the same as the Previous Agreement. The Board also considered that the same portfolio manager who currently manages the Portfolio, John Brynjolfsson, is expected to do so as an employee of JAA, together with his colleague, Tim Alford. The Board also noted that the New Agreement is not expected to result in any change in the structure or operations of the Portfolio. The Board also noted that JAA has the capabilities, resources and personnel necessary to provide the investment management services currently provided to the Portfolio. Based on their considerations of the foregoing information, the Board concluded that the overall quality and scope of services to be provided were satisfactory.

Comparative Performance

The performance of the Portfolio was compared to a benchmark. Performance was compared over various time periods with an emphasis on longer term performance. The Trustees noted that under the Previous Agreement, Armored Wolf was appointed in February 2011 and since March 1, 2011 through February 28, 2013, the Portfolio had outperformed its benchmark, however, the Portfolio underperformed its benchmark for the two years ended February 28, 2015. The Trustees considered that under the New Agreement the same portfolio manager who currently manages the Portfolio, John Brynjolfsson, is expected to do so as an employee of JAA, together with his colleague, Tim Alford. The Trustees evaluated the reasons for the underperformance and concluded that the performance of the Portfolio was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for the Portfolio and noted the following: the fee rate for the Portfolio was higher than the average of comparable funds.

The Trustees noted that the Portfolio was considerably smaller than many of the funds in the comparison group and considered, with respect to the Portfolio, the adverse impact of the relatively small size of the Portfolio on the expected costs and profitability of JAA. The Trustees also noted that an expense cap is in effect pursuant to the New Expense Limitation Agreement for the Portfolio through December 31, 2016, with the same terms and expense limitations previously in effect with Armored Wolf. The Trustees evaluated the impact of the expense cap on the net fees to be received by JAA. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio is not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees noted that the provision of services under the Previous Agreement had resulted in a loss to Armored Wolf. The Trustees considered the financial viability of JAA and its ability to continue to provide high quality services and concluded that JAA is capable of and committed to providing high quality services. The Board further noted that JAA has entered into the New Expense Limitation Agreement, which is substantially similar to the Previous Expense Limitation Agreement, whereby JAA would reimburse expenses and/or waive fees in the same amounts as provided for under the Previous Expense Limitation Agreement through December 31, 2016.

Other Benefits

The Trustees considered the benefits to be obtained by JAA from its relationship with the Trust. They noted, in this regard, that JAA has soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by JAA may enhance the ability of JAA to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, such as the New Expense Limitation Agreement, the Independent Trustees determined that the approval of the New Agreement for the Portfolio is in the best interests of the Portfolio and its Shareholders.

Required Vote

To become effective with regard to the Portfolio, the New Agreement must be approved by the vote of the 1940 Act Majority of the Portfolio’s shares. The Board as a whole, and the Independent Trustees acting separately, approved the New Agreement after consideration of all factors that the Trustees determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the Shareholders of the Portfolio and to recommend that Shareholders vote FOR approval. If the Shareholders of the Portfolio do not approve the New Agreement, the Board will consider other possible courses of action for the Portfolio.

If the Shareholders of the Portfolio approve the New Agreement, then it will become effective immediately.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW AGREEMENT.

PROPOSAL 2 – APPROVAL OF ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

The purpose of this proposal is to allow the holder of proxies solicited hereby to vote the shares represented by proxies in favor of adjournment of the Meeting to a later time, in order to allow more time to solicit additional proxies, as necessary if there are insufficient votes at the time of the Meeting to approve Proposal 1.

Any adjournment may be made without notice, other than by an announcement made at the Meeting, of the time, date and place of the adjourned meeting.

Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting, as adjourned.

If Proposal 2 is approved and a quorum to transact business is not present or the vote required to approve the New Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with the Trust’s Master Trust Agreement and By-Laws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

Approval of Proposal 2 for the power to adjourn the Meeting will require the affirmative vote of a majority of the shares voted, whether or not a quorum is present.

If your proxy card is signed and dated and no instructions are indicated on your proxy card, your shares will be voted “FOR” the proxy holder having discretionary authority to approve any adjournment of the Meeting, if a quorum is not present, in person or by proxy, at the Meeting or if necessary to solicit additional proxies to approve Proposal 1.

GENERAL INFORMATION

Principal Holders of Shares

To the knowledge of the Trust, as of December 31, 2015, the Trustees and officers of the Trust owned in the aggregate less than 1 percent of the shares of the Portfolio. As of December 31, 2015, the number of shares outstanding of Class I, Class A and Class C shares of the Portfolio was 1,510,527.3540, 85,648.1170, 217,784.6720, respectively. Appendix B contains information regarding each person who is known by the Trust to own of record or beneficially 5 percent or more of the Portfolio’s outstanding shares as of December 31, 2015.

Since the beginning of the Portfolio’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1 percent of the outstanding securities of any class of JAA, James Alpha Holdings, LLC, or their subsidiaries.

Proxy Solicitation and Payment of Solicitation Expenses

JAA will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all solicitations. AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation is expected to be about $2,000 plus expenses in connection with the solicitation of proxies. Officers of the Trust and JAA will be included in the solicitation of proxies. The solicitation of proxies may be made by mail or telephone. Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes. JAA will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Service Providers

Northern Lights Distributors, LLC is the distributor (also known as principal underwriter) of the shares of the Portfolio and is located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. Gemini Fund Services, LLC (“Gemini”) serves as Administrator, Fund Accounting Agent, Transfer and Shareholder Servicing Agent, and Custody Administrator for the Portfolio. Gemini’s principal address is 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. BNY Mellon Corp. services as Custodian for the Portfolio and is located at 1 Wall Street, 25th Floor, New York, New York 10286.

Other Business

The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

Submission of a Shareholder Proposal

The Trust is not required to hold annual meetings of Shareholders, and therefore it cannot be determined when the next meeting of Shareholders will be held. Shareholder proposals to be presented at any future meeting of Shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated August 31, 2015 to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-800-807-FUND (3863) or by correspondence addressed to The Saratoga Advantage Trust, 1616 N. Litchfield Road, Suite 165, Goodyear, Arizona 85395, Attention: Bruce E. Ventimiglia. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of the Portfolio at the close of business on February 4, 2016 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Portfolio prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the New York Stock Exchange (“NYSE”) will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposal 1. A signed proxy card or other authorization by a beneficial owner of Portfolio shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR the Proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) the proposal is one for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” the Proposals.

Quorum; Adjournment

For the Trust and the Portfolio, 30 percent of the outstanding shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Portfolio at a Shareholders’ meeting. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any lawful purpose provided that Shareholders approve Proposal 2 and that the meeting is not adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Appendix A

Saratoga Advantage Trust

INVESTMENT ADVISORY AGREEMENT

James Alpha Global Enhanced Real Return Portfolio

THIS INVESTMENT ADVISORY AGREEMENT is made as of the         day of              , 2016, by and between Saratoga Advantage Trust (the “Trust”), on behalf of the James Alpha Global Enhanced Real Return Portfolio, a series of the Trust (the “Fund”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.  DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing on the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law. The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Fund. In connection with the foregoing, the Adviser is authorized to determine the percentage of the Fund’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

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Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of sub-advisers, if any; (iv) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (v) maintain the books and records related to the Adviser’s services and required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

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3. REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)  The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)   The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, to the extent applicable to the Adviser, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a)  With respect to the operation of the Fund, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder; and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened as a direct result of a change of control of the Adviser. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible for any Fund operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to,: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s

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Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; expenses incurred in connection with liquidating or reorganizing the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Adviser may not pay fees in addition to the Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisers, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution-related services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report to the Trust on the amounts paid and the relevant financial institutions as reasonably requested by the Trust’s Board of .Trustees.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the fifth business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

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(e) To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Fund, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Fund that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Adviser.

8.    NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

9.    CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.            REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11.            ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations set forth in the Fund’s then-current prospectus or statement of additional information. The Fund agrees to provide the Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(c)   Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any

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duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(d) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13. TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue for an initial term of two years from such date, unless sooner terminated or continued as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b)  The Fund may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

14. TERMINATION; NO ASSIGNMENT.

(a)   This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days’written notice to the Adviser, and by the Adviser upon one hundred and eighty (180) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b)  This Agreement shall terminate automatically in the event of any, transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other

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information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16.         ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17.         CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

18.         SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.         CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20.         GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

21.         COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[SIGNATURE PAGE FOLLOWS]

A-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SARATOGA ADVANTAGE TRUST, on behalf of the James Alpha Global Enhanced Real Return Portfolio	James Alpha Advisors, LLC
By: Name: Bruce Ventimiglia Title: President	By: Name: Title:
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SCHEDULE A

Series of Saratoga Advantage Trust                                                    Annual Fee rate

James Alpha Global Enhanced Real Return Portfolio                     1.10% of average daily net assets*

* To the extent the James Alpha Global Enhanced Real Return Portfolio invests its assets in the James Alpha Cayman Commodity Fund I Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”), the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the James Alpha Global Enhanced Real Return Portfolio, in an amount equal to 100% of the advisory fee that the Advisor receives from the Subsidiary.

A-9

Appendix B

Principal Holders of the Portfolio

To the knowledge of the Trust, the following were owners of record or beneficially of more than 5 percent of the outstanding shares of any class of the Portfolio as of December 31, 2015:

Class	Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Class A	Charles Schwab & Co 211 Main St. San Francisco, CA 94105	13,514.3960	15.78%
Class A	Charles Schwab & Co 211 Main St. San Francisco, CA 94105	18,356.4210	21.43%
Class A	LPL Financial 4707 Executive Dr. San Diego, CA 92121	12,218.0350	14.27%
Class A	Ameritrade 652 Red Tail Rd. Healdsburg, CA 95448	10,288.4380	12.01%
Class C	UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086	35,579.0720	16.34%
Class C	Myerson Trust 3852 Magnolia St. Irvine, CA 92606	16,394.1630	7.53%
Class I	Denis J. Nayden 131 Quayside Drive Jupiter, FL 33477	318,638.9350	21.09%
Class I	The Brynjolfsson Living Trust 30621 Steeplechase Dr. San Juan Capistrano, CA 92612	303,019.1370	20.06%

B-1

PROXY CARD

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

a series of The Saratoga Advantage Trust

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided.
2. **ONLINE** at **proxyonline.com** using your proxy control number found below.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.
4. By **PHONE** with a live operator when you call toll-free **1-866-853-1834** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Bruce E. Ventimiglia and Jonathan W. Ventimiglia each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the James Alpha Global Enhanced Real Return Portfolio (the "Portfolio") of The Saratoga Advantage Trust (the "Trust") to be held at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395 on April 4, 2016 at 9:00 a.m., Pacific Time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 853-1834.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 4, 2016. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed investment advisory agreement) and Proxy Card are available at: www.proxyonline.com/docs/jamesalpha.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

a series of The Saratoga Advantage Trust

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. One or more joint owners should sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND PROPOSAL 1 BELOW HAS BEEN UNANIMOUSLY APPROVED BY THE TRUST'S BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark one box in blue or black ink. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSALS:			
1.	To approve a new investment advisory agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and James Alpha Advisors, LLC.	O	O	O
2.	To approve adjournments of the Shareholder Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Shareholder Meeting to constitute a quorum or to approve Proposal 1.	O	O	O
3.	To transact such other business as may properly come before the Shareholder Meeting or any adjournments thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]